UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  November 6, 2023
LAKELAND BANCORP INC
(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey		07438
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (973) 697-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	LBAI	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On November 6, 2023, Lakeland Bancorp, Inc. (the “Company”), the parent company of Lakeland Bank, announced that the Company’s 2023 Annual Meeting of Shareholders (“Annual Meeting”) will be held virtually on Thursday, December 28, 2023, at 8:00 a.m.  The agenda of the Annual Meeting includes proposals to: elect four directors, approve, on an advisory basis, the executive compensation of the Company’s Named Executive Officers, and to ratify the Company’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2023.
Additional information regarding the Company’s Annual Meeting will be disclosed in the Company’s Proxy Statement to be sent to shareholders entitled to notice of and to vote at the Annual Meeting.
The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting has been set as the close of business on November 17, 2023.
Because the date of the Annual Meeting will be held more than 30 days after the anniversary date of the Company’s 2022 annual meeting of shareholders, pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the Company is setting a deadline for receipt of Rule 14a-8 shareholder proposals that is a reasonable time before the Company expects to begin to print and send its proxy materials. Accordingly, the Company has fixed the new deadline for the submission of proposals to be included in the proxy statement for the Annual Meeting as November 20, 2023. Shareholder proposals must comply with the Company’s Bylaws and the U.S. Securities and Exchange Commission’s (the “SEC”) rules regarding the inclusion of stockholder proposals in proxy materials.
Pursuant to the Company’s Bylaws, any shareholder who wishes to make a nomination or introduce an item of business at the Annual Meeting, other than pursuant to Rule 14a-8 under the Exchange Act, must comply with the procedures set forth in our Bylaws, including delivering proper notice to us in writing to our Corporate Secretary at our principal executive offices not later than the close of business on November 16, 2023, which notice must contain the information specified in our Bylaws.
In addition, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice in writing to our Corporate Secretary at our principal executive offices that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than November 16, 2023.
Notices of intention to present proposals or nominate directors at the 2023 Annual Meeting, and all supporting information required by SEC rules and our Bylaws, as applicable, must be submitted to: Corporate Secretary of Lakeland Bancorp, Inc., 250 Oak Ridge Road Oak Ridge, New Jersey 07438.

If the previously announced merger between the Company and Provident Financial Services, Inc. is completed before December 28, 2023, the Annual Meeting will not occur.

A copy of the Company’s press release, dated November 6, 2023, announcing the date of the Annual Meeting, is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.
	99.1	Press Release dated November 6, 2023
	104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAKELAND BANCORP, INC.
DATE: November 6, 2023	By:	/s/ Timothy J. Matteson
Timothy J. Matteson
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary